EXHIBIT 10.30

EXECUTION VERSION

THIRD AMENDING AGREEMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 18, 2014

ALTALINK, L.P.

as Borrower

- and -

ALTALINK MANAGEMENT LTD.

as General Partner

- and -

THE BANK OF NOVA SCOTIA

as Administrative Agent of the Lenders, Co-Lead Arranger and Co-Bookrunner

- and -

ROYAL BANK OF CANADA

as Syndication Agent, Co-Lead Arranger and Co-Bookrunner

- and -

THE BANK OF MONTREAL AND NATIONAL BANK OF CANADA

as Co-Documentation Agents

- and -

THE BANK OF NOVA SCOTIA, ROYAL BANK OF CANADA, THE BANK OF
MONTREAL, NATIONAL BANK OF CANADA, THE TORONTO-DOMINION
BANK AND ALBERT A TREASURY BRANCHES,

as Lenders

LEGAL_1327982573

AMENDING AGREEMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 18, 2014 among AltaLink, L.P., as Borrower, AltaLink Management Ltd., as General Partner, The Bank of Nova Scotia as Administrative Agent of the Lenders (the "Administrative Agent"), Co-Lead Arranger and Co-Bookrunner, Royal Bank of Canada as Syndication Agent, Co-Lead Arranger and Co-Bookrunner, The Bank of Montreal and National Bank of Canada as Co-Documentation Agents and each of The Bank of Nova Scotia, Royal Bank of Canada, The Bank of Montreal, National Bank of Canada, The Toronto• Dominion Bank and Alberta Treasury Branches, as Lenders.

RECITALS

WHEREAS AltaLink Management Ltd., in its capacity as general partner of AltaLink, L.P., as Borrower, the Administrative Agent and the other parties hereto are parties to a Third Amended and Restated Credit Agreement made as of December 19, 2013 as amended by a first amending agreement dated as of October 24, 2014 and as further amended by a second amending agreement dated as of October 24, 2014 (the "Original Credit Agreement");

AND WHEREAS the Borrower, the General Partner, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1    Definitions

All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the
Original Credit Agreement.

ARTICLE 2
AMENDMENTS

2.1    Amendments to Original Credit Agreement

The Original Credit Agreement is hereby amended as follows:

(a)	The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the pricing grid contained in such definition and replacing it with the following:

Rating Standard & Poor's, Moody's and DBRS	B/A Margin	Prime Margin	Standby Fee	Term-Out Fee
> A /A2 / A	70 bps	0 bps	14.0 bps	25 bps
A / A2 / A	80 bps	0 bps	16.0 bps	25 bps
A- / A3 / A (low)	100 bps	0 bps	20.0 bps	25 bps

LEGAL_1327982573

Rating Standard & Poor's, Moody's and DBRS	B/A Margin	Prime Margin	Standby Fee	Term-Out Fee
BBB+ / Baal / BBB (high)	120 bps	20 bps	24.0 bps	25 bps
< BBB+ / Baal / BBB (high)	145 bps	45 bps	29.0 bps	25 bps

(b)	The definition of "Fee Letter" contained in Section 1.1 of the Credit Agreement is amended by deleting the words "on or about the date hereof' and replacing them with the words "December 18, 2014";

(c)	The definition of "Maturity Date" contained in Section 1.1 of the Credit Agreement is amended by deleting the reference to "December 18, 2015" and replacing it with "December 16, 2016";

(d)	The definition of "Revolving Period" contained in Section 1.1 of the Credit Agreement is amended by deleting the reference to "December 18, 2014" and replacing it with "December 17, 2015";

(e)
Section 2.1 is amended by deleting "One Billion Two Hundred Twenty Five Million Canadian Dollars ($1,225,000,000)" and replacing it with "Nine Hundred Twenty Five Million Canadian Dollars ($925,000,000)";

(f)	Section 13.3 is amended by adding the following under the address for The Toronto-Dominion Bank: "Attention: Dave Manii; Facsimile: (416) 944-5630"; and

(g)	Schedule 5 is amended by deleting the table set out therein in its entirety and replacing it with the following:

Lender	Amount of Commitment
The Bank of Nova Scotia	$220,700,000
Royal Bank of Canada	$220,700,000
The Bank of Montreal	$181,800,800
The Toronto Dominion Bank	$142,700,000
National Bank of Canada	$97,400,000
Alberta Treasury Branches	$61,700,000

LEGAL_1327982573

ARTICLE 3
CONDITIONS PRECEDENT

3.1    Conditions Precedent

This Amending Agreement shall become effective if and when:

(a)	the Administrative Agent shall have received this Amending Agreement duly executed and delivered by the Administrative Agent, the Lenders, the Borrower and the General Partner;

(b)	no Event of Default shall have occurred and be continuing; and

(c)	the Borrower shall have paid all fees and expenses in connection with this Amending Agreement including those set out in the Fee Letter.

The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1    Representations and Warranties True and Correct; No Default or Event of Default

The Borrower and General Partner each hereby represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Credit Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement) and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

ARTICLE 5
MISCELLANEOUS

5.1    No Other Amendments, Waivers or Consents

Except as expressly set forth herein, the Original Credit Agreement and all Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. The execution, delivery and effectiveness of the waiver and amendments in this Amending Agreement shall not be deemed to be a waiver of compliance in the future or a waiver of any preceding or succeeding breach of any covenant or provision of the Original Credit Agreement.

5.2    Time

Time is of the essence in the performance of the parties' respective obligations in this Amending Agreement.

LEGAL_1327982573

5.3    Governing Law

This Amending Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

5.4    Successors and Assigns

This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Administrative Agent or any Lender. Nothing in this Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Amending Agreement.

5.5    Counterparts

This Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means and all such counterparts and facsimiles shall together constitute one and the same agreement.

[Remainder of page intentionally left blank - signature pages follow]

LEGAL_1327982573

IN WITNESS OF WHICH the parties hereto have duly executed this Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK MANAGEMENT LTD.,
in its capacity as General Partner of
ALTALINK, L.P.

By:	/s/ Joe Bronneberg
	Name:	Joe Bronneberg
	Title:	Executive Vice President and CFO

By:	/s/ Christopher J. Lomore
	Name:	Christopher J. Lomore
	Title:	Vice President, Treasurer

ALTALINK MANAGEMENT LTD.,

By:	/s/ Joe Bronneberg
	Name:	Joe Bronneberg
	Title:	Executive Vice President and CFO

By:	/s/ Christopher J. Lomore
	Name:	Christopher J. Lomore
	Title:	Vice President, Treasurer

AltaLink - Third Amending Agreement to Third Amended and Credit Agreement

THE BANK OF NOVA SCOTIA, as
Administrative Agent, Co-Lead Arranger and
Co-Bookrunner

By:	/s/ Robert Boomhour
	Name:	Robert Boomhour
	Title:	Director

By:	/s/ Clement Yu
	Name:	Clement Yu
	Title:	Associate Director

THE BANK OF NOVA SCOTIA, as Lender

By:
Name:
Title:

By:
Name:
Title:

AltaLink - Third Amending Agreement to Third Amended and Credit Agreement

THE BANK OF NOVA SCOTIA, as
Administrative Agent, Co-Lead Arranger and
Co-Bookrunner

By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Bradley Walker
	Name:	Bradley Walker
	Title:	Director

By:	/s/ Matthew Hartnoll
	Name:	Matthew Hartnoll
	Title:	Associate Director

AltaLink - Third Amending Agreement to Third Amended and Credit Agreement

ROYAL BANK OF CANADA, as Syndication
Agent, Co-Lead Arranger, and Co-Bookrunner

By:	/s/ Timothy P. Murray
	Name:	Timothy P. Murray
	Title:	Authorized Signatory

ROYAL BANK OF CANADA, as Lender
By:	/s/ Timothy P. Murray
	Name:	Timothy P. Murray
	Title:	Authorized Signatory

AltaLink - Third Amending Agreement to Third Amended and Credit Agreement

THE BANK OF MONTREAL, as Co-
Documentation Agent

By:	/s/ Jiayue Guo
	Name:	Jiayue Guo
	Title:	Associate

By:	/s/ Carol McDonald
	Name:	Carol McDonald
	Title:	Vice President

THE BANK OF MONTREAL, as Lender

By:	/s/ Jiayue Guo
	Name:	Jiayue Guo
	Title:	Associate

By:	/s/ Carol McDonald
	Name:	Carol McDonald
	Title:	Vice President

AltaLink - Third Amending Agreement to Third Amended and Credit Agreement

NATIONAL BANK OF CANADA, as Co-
Documentation Agent

By:	/s/ John Niedermier
	Name:	John Niedermier
	Title:	Authorized Signatory

By:	/s/ Elin Ingolfsson
	Name:	Elin Ingolfsson
	Title:	Authorized Signatory

NATIONAL BANK OF CANADA, as Lender

By:	/s/ John Niedermier
	Name:	John Niedermier
	Title:	Authorized Signatory

By:	/s/ Elin Ingolfsson
	Name:	Elin Ingolfsson
	Title:	Authorized Signatory

AltaLink - Third Amending Agreement to Third Amended and Credit Agreement

THE TORONTO-DOMINION BANK, as
Lender

By:	/s/ Matthew Hendel
	Name:	Matthew Hendel
	Title:	Managing Director

By:	/s/ Stephen O'Neil
	Name:	Stephen O'Neil
	Title:	Vice President

AltaLink - Third Amending Agreement to Third Amended and Credit Agreement

ALBERTA TREASURY BRANCHES, as
Lender

By:	/s/ Tim Poole
	Name:	Tim Poole
	Title:	Senior Director

By:	/s/ Trevor Guinard
	Name:	Trevor Guinard
	Title:	Senior Associate Director

AltaLink - Third Amending Agreement to Third Amended and Credit Agreement